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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-85994) of OfficeMax, Inc. of our report dated June 20, 2000 appearing on page 3 of Annex A to this Form 11-K.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Cleveland, Ohio
June 28, 2000